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Exhibit 99.1 - Citizens National Bancshares, Inc. Form of Proxy

                     CITIZENS NATIONAL BANCSHARES, INC.
                               REVOCABLE PROXY

                       SPECIAL MEETING OF SHAREHOLDERS

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints     and     , or either of them, to act as
attorneys and proxies for the undersigned to vote all shares of common stock of Citizens National Bancshares, Inc. ("Citizens") that the undersigned is entitled to vote at Citizens' Special Meeting of Shareholders, to be held on ___________, 2006, at ____ __.m., local time, at _________________________, and any and all adjournments and postponements thereof.

The undersigned acknowledges receipt from Citizens, prior to the execution of this proxy, of Notice of the Special Meeting of Shareholders and a Prospectus and Proxy Statement.

PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. (X)

Approval of the Amended and Restated Plan of Merger included as part of the Agreement and Plan of Merger, dated as of April 11, 2006, as amended by Amendment No. 1, dated June 16, 2006, (as amended, the "Merger Agreement"), among Farmers Capital Bank Corporation, Citizens National Bancshares, Inc. and FCBC Acquisition Subsidiary, LLC (successor by assignment to FCBC Subsidiary, Inc.).


(  ) FOR                     (  ) AGAINST                    (  ) ABSTAIN


The Board of Directors recommends a vote "FOR" approval of the Plan of Merger.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE PLAN OF MERGER.

                                  Dated:
                                        ------------------------------------

                                  Print Name:
                                             -------------------------------
                                  Signature:
                                            --------------------------------

                                  Print Name:
                                             -------------------------------
                                  Signature:
                                            --------------------------------

                                  Print Name:
                                             -------------------------------
                                  Signature:
                                            --------------------------------


YOUR VOTE IS VERY IMPORTANT!           Please sign exactly as your name
PLEASE PROMPTLY COMPLETE, SIGN         appears on your stock certificate.
AND MAIL THIS PROXY IN THE             When signing as attorney, executor,
ENCLOSED POSTAGE-PAID ENVELOPE.        administrator, trustee or guardian,
                                       please give your full title. If
                                       shares are held jointly, each holder
                                       should sign.